FOURTH SUPPLEMENT TO INDENTURE


     THIS FOURTH SUPPLEMENT TO INDENTURE dated as of the 28th day of January, 2005 (the "Supplemental Indenture") is an amendment to that certain Indenture dated as of April 3, 2002 among CBRL GROUP, INC. and THE SUBSIDIARY GUARANTORS PARTIES THERETO and WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee (as it may have been previously amended, supplemented or amended and restated prior to the date hereof, the "Existing Indenture). Capitalized terms not otherwise defined in this Supplemental Indenture have the same meanings as specified in the Existing Indenture.

                              W I T N E S S E T H:

     WHEREAS, the Company wishes to formally forego its ability to pay the Purchase Price of the Securities in shares of Common Stock in the event of a repurchase of the Securities pursuant to Section 3.08 of the Existing Indenture; and

     WHEREAS, in order to forego that right, the Company has requested that the Trustee enter into this Supplemental Indenture and amend the Existing Indenture as set forth herein; and

     WHEREAS, the amendments set forth in this Supplemental Indenture do not adversely affect the rights of any Holders and, accordingly, may be made without the consent of any Security Holder pursuant to Section 9.01(6) of the Existing Indenture;

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 1.    Amendments to Existing Indenture.
                   --------------------------------

     Section 1.1.  Section 1.02 of the Existing  Indenture is hereby  amended by
     -----------
changing the reference to "3.08(d)" for the definition of "Exchange Act" to "3.09(a)," deleting the reference to "Market Price" and changing the reference to "3.08(d)" for the definition of "Securities Act" to "2.01(b)".

     Section 1.2. Section 2.01(b) of the Existing Indenture is hereby amended by
     -----------
deleting the reference to "Securities Act" in the fifth line of that section and replacing it with "Securities Act of 1933, as amended (the "Securities Act")".

     Section 1.3.  Section 2.04 of the Existing  Indenture is hereby  amended by
     -----------
deleting the reference to "and Securities" in the heading of that section, by deleting the two references to "or Common Stock" in that section and the five references to "and Common Stock" in that section.

     Section 1.4.  Section 3.08 of the  Existing Indenture is  hereby amended as
     -----------
follows:

     (a) by adding the word "and" at the end of sub-section (a)(1)(B) thereof;

     (b) by changing the ";" to a "." and deleting the word "and" at the end of sub-section (a)(1)(C) thereof;

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     (c)     by deleting sub-section (a)(1)(D);

     (d)     by deleting the second paragraph in sub-section (a)(2);

     (e) by deleting the present sub-section (b) and replacing it with the following;

             "(b) Manner of Payment of Purchase Price. The Securities to be purchased pursuant to Section 3.08(a) shall be paid for in U.S. legal tender ("cash"), subject to the conditions set forth in
             Section 3.08(c). At least three Business Days before the Company Notice Date, the Company shall deliver an Officers' Certificate specifying:

                    (i)     the information required by Section 3.08(e), and

                    (ii) whether the Company desires the Trustee to give the Company Notice required by Section 3.08(e).";

     (f) by deleting the phrase "at the option of the Company," from the first sentence of sub-section (c), by changing the word "may" to "shall" in the first sentence of sub-section (c), by deleting the phrase "If the Company elects to purchase Securities with cash," from the second sentence of sub-section (c) and by changing "the" now at the beginning of the second sentence of the revised second sentence of sub-section (c) to "The";

     (g) by deleting sub-section (d) in its entirety and replacing it with "INTENTIONALLY OMITTED";

     (h) by changing the heading of subsection (e) to "Notice of Purchase", by deleting the phrases "of election", "with cash or Common Stock or any combination thereof" and "or (d)' where they appear in the first sentence of the first paragraph thereof, and by deleting the phrase "shall state the manner of payment elected and" in the second sentence of the first paragraph thereof;

     (i)     by deleting the second paragraph, numbered paragraphs (1), (2)  and
             (3) and the lead in paragraph immediately below such numbered paragraphs in sub-section (e) thereof;

     (j) by deleting the last unnumbered paragraph of sub-section (e) thereof; and

     (k) by deleting sub-sections (g) and (h) in their entirety and replacing each of them with "INTENTIONALLY OMITTED".

     Section 1.5.  Section  3.09(a) (ii) of the  Existing  Indenture  is  hereby
     -----------
amended by deleting the reference to "Exchange Act" in the second line of that section and replacing it with "Securities Exchange Act of 1934, as amended (the "Exchange Act")".

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

     Section 1.6.  Section 3.10 of  the Existing Indenture  is hereby amended as
     -----------
follows:

     (a) by deleting the phrase "and/or securities" where it appears in the second sentence thereof;

     (b) by changing the word "may" to "shall" in the first sentence of the third full paragraph of that section, by inserting a "." after the word "paragraph" in the second line thereof, and by deleting the remainder of that paragraph; and

     (c) by deleting the parenthetical appearing in lines one through three of the fourth full paragraph of that section.

     Section 1.7.  Section 3.11  of the Existing Indenture is  hereby amended by
     -----------
deleting the phrase "or Common Stock, if permitted hereunder," where it appears in that section.

     Section 1.8.  Section 3.14 of  the Existing  Indenture is hereby amended by
     -----------
deleting the two references to "or shares of Common Stock" in that section, the one reference to "or dividends" in that section and by changing the word "remain" to "remains" where it appears in the second line of that section.

     Section 1.9.  Section 4.01 of the Existing  Indenture is hereby amended  by
     -----------
deleting the phrase "or securities, if permitted hereunder," where it appears in that section.

     Section 1.10.  Section 8.01 of the Existing Indenture is hereby amended  by
     ------------
deleting the phrase "or, if expressly permitted by the terms of the Securities or the Indenture, Common Stock" where it appears in that section.

     Section 1.11.  Section 8.02 of the Existing Indenture is hereby amended  by
     ------------
deleting the phrase "or securities" each of the three times it appears in that section.

     Section 1.12.  Section 14.02 of the Existing Indenture is hereby amended by
     ------------
deleting the information concerning where copies of notices to the Company (but not the actual notice to the Company) and replacing it with the following:

     Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.
     Commerce Center, Suite 1000
     211 Commerce Street
     Nashville, Tennessee, 37201

     Telephone No. (615) 726-5763
     Facsimile No. (615) 744-5763
     Attention: Gary M. Brown

     Section 1.13.  Section 14.08 of the Existing Indenture is hereby amended by
     ------------
deleting the words "Market Price," where it appears in that section.

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     SECTION 2.        Conditions of Effectiveness
                       ---------------------------

     This Supplemental Indenture and the amendments to the Existing Indenture set forth in Section 1 above shall become effective as of the date set forth above (the "Supplemental Indenture Effective Date") when each of the following conditions precedent shall have been satisfied:

     (a) Counterparts of this Supplemental Indenture shall have been duly executed by the Trustee and the Company.

     (b) The Trustee shall have received on or before the Supplemental Indenture Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Trustee:

     (i) An Officers' Certificate as specified by Sections 14.04 and 14.05 of the Existing Indenture.

     (ii) An Opinion of Counsel as specified by Sections 14.04 and 14.05 of the Existing Indenture.

     SECTION 3.   Reference  to and  Effect on the  Existing  Indenture  and the
                  --------------------------------------------------------------
Securities.
----------

     (a) On and after the effectiveness of this Supplemental Indenture, each reference in the Existing Indenture to "this Indenture", "hereunder", "hereof" or words of like import referring to the Existing Indenture, and each reference in the Securities to "the Indenture", "thereunder", "thereof" or words of like import referring to the Existing Indenture, shall mean and be a reference to the Existing Indenture, as amended by this Supplemental Indenture.

     (b) The Existing Indenture and the Securities, as specifically amended by this Supplemental Indenture, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Supplemental Indenture shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Holder or the trustee under the Existing Indenture or the Securities, nor constitute a waiver of any provision of the Existing Indenture or the Securities.

     SECTION 4.    Execution in Counterparts
                   -------------------------

     This Supplemental Indenture may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by telecopier shall be effective as delivery of a manually executed counterpart of this Supplemental Indenture.

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


     SECTION 5.    Governing Law
                   -------------

     This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.



                     [SIGNATURES APPEAR ON FOLLOWING PAGES]





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


     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                             CBRL GROUP, INC.
ATTEST:

/s/ James F. Blackstock                      By: /s/ M.A. Woodhouse
--------------------------------                --------------------------------

Name: James F. Blackstock                    Name: M.A. Woodhouse
     ---------------------------                  ------------------------------

Title: Secretary                             Title: President and CEO
      --------------------------                   -----------------------------




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



                                             WACHOVIA BANK, NATIONAL
                                             ASSOCIATION, AS TRUSTEE
ATTEST:

 /s/ Laura Bass                              By: /s/ Myra B. Staggs
--------------------------------                --------------------------------

Name: Laura Bass                             Name: Myra B. Staggs
     ---------------------------                  ------------------------------

Title: Assistant Vice President              Title: Assistant Vice President
      --------------------------                   -----------------------------




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